KRANESHARES TRUST

KraneShares Artificial Intelligence and Technology ETF

(the “Fund”)

Supplement dated September 9, 2025 to the currently effective Summary Prospectus, Statutory Prospectus and
Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2025.

Effective immediately, Mr. Solomon Bier no longer serves as a portfolio manager of the Fund and all references to Mr. Bier in the Prospectus and Statement of Additional Information are removed in their entirety.

Messrs. James Maund and Jonathan Shelon from Krane Funds Advisors, LLC and Mr. Max Chen from Etna Capital Management Company Ltd will continue as the portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.